Exhibit 99.1

Corporate Development Supply Chain Sales Finance Legal Operations Human Resources Dv Sc Sa Fi Le Op Hr CF Industries Holdings, Inc. NYSE: CF Credit Suisse Basic Materials Conference May 6, 2008

2 For CF Industries Today . . . Tony Nocchiero Senior Vice President & CFO

3 Safe Harbor Statement Certain statements contained in this presentation may constitute "forward-looking statements" within the meaning of federal securities laws. All statements in this presentation, other than those relating to historical information or current condition, are forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. These risks and uncertainties include: the relatively expensive and volatile cost of North American natural gas; the cyclical nature of our business; changes in global fertilizer supply and demand and its impact on markets and selling prices; the nature of our products as global commodities; intense global competition in the consolidating markets in which we operate; conditions in the U.S. agricultural industry; weather conditions; our inability to accurately predict seasonal demand for our products; the concentration of our sales with certain large customers; the impact of changing market conditions on our forward pricing program; the reliance of our operations on a limited number of key facilities; the significant risks and hazards against which we may not be fully insured; reliance on third party transportation providers; unanticipated adverse consequences related to the expansion of our business; our inability to expand our business, including the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our inability to obtain or maintain required permits and governmental approvals; acts of terrorism; difficulties in securing the supply and delivery of raw materials we use and increases in their costs; losses on our investments in securities; loss of key members of management and professional staff; and the other risks and uncertainties included from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements.

4 Today’s Presentation • A quick overview of today’s robust agricultural markets • A look at CF Industries’ ability to capitalize on those markets • Our Q1 performance – and outlook for Spring ‘08

5 ‘The Lay of the Land’ • Start with a tight supply/demand balance for major crops – globally • Add in strong – and sustained – new demand from biofuels • Prices for major crops reflect the supply/demand balance • Crop prices are driving farmers to increase total acreage • To maximize profits, farmers should optimize fertilizer application on those acres China’s Recent Export Taxes Have Further Tightened the Market!

6 A Robust First Half Outlook • For phosphate fertilizer, global demand is strong and worldwide supply is tight – with little new capacity coming for several years • For nitrogen, another strong year, with higher acreage for wheat, sorghum, and other crops likely offsetting any decline in corn acreage

7 •A leading manufacturer and distributor of nitrogen and phosphate fertilizer, with Corn Belt* market shares of 26% nitrogen and 19% phosphate •An extensive Corn Belt-based distribution system •A global growth platform via KEYTRADE acquisition Can CF Industries Capitalize on This Opportunity? *ND, SD, NE, MN, IA, MO, IL, OH, IN & WI

8 Nitrogen – World Class and Flexible Existing Capacity Increasingly Valuable At Time When High Capital Costs Have Limited Nitrogen Supply Response Donaldsonville Medicine Hat

9 Nitrogen – World Class and Flexible Existing Capacity Increasingly Valuable At Time When High Capital Costs Have Limited Nitrogen Supply Response Largest complex in Canada Largest complex in North America Serves Northern Tier U.S. markets Serves Corn Belt & other markets Ships to U.S. terminals by rail Access to multiple transport modes Cost advantage via AECO gas ‘Make versus Buy’ Flexibility 2 ammonia & 1 urea plants 4 ammonia, 4 urea, & 2 UAN plants Medicine Hat Donaldsonville

10 Phosphate: ‘Uncharted Waters’ • Phosphate operations include industry’s newest rock mine and beneficiation plant, modern chemical plant with 2.1 million tons of DAP/MAP capacity, and warehouse/terminal at Port of Tampa • Company has strong phosphate rock position, with 24 years of proven reserves, including 15 years fully permitted Unlike Non-integrated Producers, CF Industries Is Shielded From Escalating Rock Costs

11 India DAP Production Cost – Imported Rock ($/Tonne) Source: Fertecon, FMB, Green Markets Skyrocketing Sulfur And Rock Prices Have Pushed Production Costs Up, Especially For Nonintegrated Producers Estimated Cost For Non-integrated Producer In India 0 100 200 300 400 500 600 700 J07 F M A M J J A S O N D J08 F M Cur Sulfur - Vancouver ($/LT) Rock FOB Morocco (/$/tonne) $272 $720 $114 $38 0 200 400 600 800 1000 1200 April 06 April 07 April 08 Upgrading Ammonia Rock Sulfur International Price

12 Nitrogen Manufacturing Complex • Ammonia Terminal Ammonia Terminal & UAN Terminal UAN Terminal Urea & Phosphate Warehouse Industry Leading Flexibility in Distribution • One of the industry’s largest networks • In-market storage capacity is approximately 1.2 million tons for nitrogen and 200,000 tons for phosphate • Well positioned to serve ‘Ethanol Belt’ Fertilizer Intensity Medicine Hat Nitrogen Complex Ammonia Terminal and UAN Terminal Urea Warehouse Ammonia Terminal UAN Terminal Low High Donaldsonville Medicine Hat In-Market Inventories A Plus In Compressed Spring Season

13 Proposed Strategic Initiatives • Nitrogen complex in Perú Growth and diversification – and lower-cost natural gas – in an under-served market • Gasification installation at Donaldsonville Nitrogen Complex Production flexibility and diversification from North American natural gas • Uranium extraction at Florida phosphate operations Diversification and growth – and “one degree of separation”

14 Discipline in Capital Deployment • We have a strong balance sheet and continue to generate positive cash flow • We have demonstrated strong operational discipline in coping with challenging and volatile business environments • We are committed to demonstrating the same discipline in capital deployment, implementing our ‘Grow and Diversify’ strategy

15 An Outstanding First Quarter Sales Millions of Dollars Earnings Millions of Dollars $472.4 $667.3 0 100 200 300 400 500 600 700 2007 2008 $57.2 $158.8 0 20 40 60 80 100 120 140 160 2007 2008 41% 178%

16 Positioned to Win • Worldwide demand for grain has created robust crop pricing and fertilizer demand • After a wet early spring, field work and planting are underway • CF Industries is well positioned to capitalize on today’s opportunity

17

APPENDIX

19 Innovative Forward Pricing Program • Locks in assured supply and price for customers – and nitrogen margins – for CF Industries • Prices and margins reflect expectations for market conditions • Our forward prices for phosphate reflect higher sulfur and ammonia costs In Q1’s Rising Natural Gas Cost Environment, We Benefited From The FPP’s Locked-In Margins

20 Innovative Forward Pricing Program > 52% N and 41% P sold under FPP in Q1 ‘07 Challenge • Natural gas and nitrogen fertilizer prices are highly volatile Benefits • Margin certainty • Improved production scheduling • Reduced inventory risk • Enhanced liquidity • Integration with customers Solution • Customers purchase product forward • CF locks in margin by fixing natural gas costs • Substantial customer deposit > 70% N and 43% P sold under FPP in Q2 ‘07 > 53% N and 45% P sold under FPP in Q3 ‘07 > 80% N and 39% P sold under FPP in Q4 ‘07 > 75% N and 69% P sold under FPP in Q1 ‘08

21 Demand Growth Is a Global Phenomenon 0 200 400 600 800 1000 1200 90 92 94 96 98 00 02 04 06 08 10 12 14 Source: USDA Rest of World (3.2%) EU (-1.3%) China (2.6%) U.S. (5.1%) Growth: 1.5% Growth: 3.6% MM Metric Tons Coarse Grain Consumption Wild cards: China, world economic growth, energy prices (5-Yr Avg. Annual Growth as of 2007)

22 World Coarse Grain Ending Stocks (MM Tonnes) 0 50 100 150 200 250 96 97 98 99 00 01 02 03 04 05 06 07 08 09 Source: USDA Note: Certain columns/rows may not “tie” due to “rounding” U.S. China Rest of World CF Fct. 1998 2001 2004 2007 United States 51.4 45.0 58.8 39.4 China 123.4 85.6 37.0 29.5 EU-27 25.1 22.3 25.1 12.5 FSU 4.5 11.4 7.2 4.5 L. America 8.8 9.5 15.4 15.0 Rest of World 24.8 24.5 34.9 27.5 Total 237.9 198.3 178.4 128.4

23 Growth in U.S. Corn Demand Has Accelerated Billion Bushels Source: USDA 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 91 93 95 97 99 01 03 05 07 09 Exports Ethanol Food & Industrial Feed Ethanol remains the big driver behind U.S. corn demand Vast potential for export growth is limited by current domestic needs Growth: 1.6% Growth: 4.7%

24 Continued Growth for Ethanol • Margins for ethanol are positive, thanks to increased prices for ethanol and Distillers Dried Grains • U.S. Renewable Fuel Standard mandates 15 billion gallons of corn-based ethanol by 2015 • Capacity today is 7.9 billion gallons, with 5.6 billion more due to come on stream by end of ’08 • Process technology/logistical improvements are ongoing Corn demand for ethanol should increase from 3.1 billion bushels in’ 07, to 4.1 billion in ’08, and 4.45 billion in ‘09

25 U.S. Corn Demand for Ethanol Production Billion Bushels Source: USDA, Doane % of Production Marketing Years 0.0 1.0 2.0 3.0 4.0 5.0 6.0 1995 1997 1999 2001 2003 2005 2007 2009 2011 0% 5% 10% 15% 20% 25% 30% 35% 40%

26 Demand-Driven Environment Supported Strong Nitrogen Pricing (World Nitrogen Price Index: Average 2002 = 100) 0 100 200 300 400 500 J02 J03 J04 J05 J06 J07 J08 NH3 Urea Source: FMB Group January 2002 – Current Price Index

27 World Nitrogen Capacity Growth to Exceed Demand 2008 and 2009, but Balance Will Remain Tight 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 07 08 09 10 11 Capacity Increase Demand Increase Calendar Years Source: Fertecon, CF Industries MM tonnes of P2O5

28 World Phosphate Market Is Tighter than Nitrogen 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 07 08 09 10 11 Capacity Increase Demand Increase Calendar Years Source: Fertecon, CF Industries MM tonnes of P2O5

29 The Battle for Acreage is On! U.S. Planted Acreage – Major Crops (MM Acres) Source: USDA, CF Industries Projected Change 2006 2007 2008 2007-08 Corn 78.3 93.6 86.0 -7.6 Wheat 57.3 60.5 63.8 3.3 Soybeans 75.5 63.7 74.7 11.0 Cotton 15.3 10.9 9.2 -1.7 Other 89.5 91.5 87.3 -4.2 Total 315.9 320.2 321.0 0.8

30 East European Nitrogen Capacity and Exports (000/Tonnes) Source: Fertecon, CF Note: Certain columns/rows may not “tie” due to “rounding” Nitrogen Capacity Ammonia Urea UAN AN Total N Lithuania 853 82 9 352 129 572 Bulgaria 929 16 25 0 94 135 Poland 2,446 123 58 200 51 432 Romania 2,276 25 437 200 119 781 Ukraine 4,964 1,394 1,622 56 306 3,378 Russia 10,995 3,034 2,174 288 1,034 6,529 Total 22,463 4,674 4,324 1,096 1,732 11,826 World Totals 147,287 16,182 15,536 1,667 2,878 36,263 % of World 7% 19% 14% 17% 36% 18% World Trade

31 Increased Productivity at Florida Phosphate Operation Natural Gas and Capacity Gains at Medicine Hat MMBtu of Natural Gas Per Ton 30.00 31.00 32.00 33.00 34.00 35.00 36.00 37.00 38.00 39.00 40.00 1980 1981 1982 1983 1984 1985 1986 1986 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 We Are Committed to Continuous Improvement Total Tons P2O5 Produced Per Employee 1,100 1,150 1,200 1,250 1,300 1,350 1,400 1,450 1,500 1,550 1,600 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

32 Steady Efficiency Improvements at Donaldsonville * Representative of complex’s four ammonia plants DONALDSONVILLE AMMONIA NO. 3 PLANT MMBTU/TON * 31.5 32.0 32.5 33.0 33.5 34.0 34.5 35.0 35.5 36.0 1980 1985 1990 1995 2000 2005 2010 YEAR MMBTU/TON Significantly less natural gas per product ton We Are Committed to Continuous Improvement

33 CAMISEA PROJECT GENERAL DESCRIPTION